                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                FORM 8-K/A NO. 1

 Current report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               ------------------

                        Commission File Number 333-21873

       Date of Report (date of earliest event reported): NOVEMBER 6, 1998


                             FIRST INDUSTRIAL, L.P.
             (Exact name of Registrant as specified in its Charter)


         DELAWARE                                       36-3924586
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification No.)




            311 S. WACKER DRIVE, SUITE 4000, CHICAGO, ILLINOIS 60606
                    (Address of principal executive offices)


                                 (312) 344-4300
              (Registrant's telephone number, including area code)

                              ITEM 5. OTHER EVENTS

         Since the filing of the First Industrial, L.P. (the "Operating Partnership") Form 8-K dated April 6, 1998, as amended by the report on Form 8-K/A No. 1 filed on June 16, 1998, the Operating Partnership acquired 69 industrial properties from unrelated parties and one industrial property from a related party during the period April 17, 1998 through November 6, 1998 and partnerships in which the Operating Partnership owns a 99% limited partnership interest (the "Other Real Estate Partnerships") purchased three industrial properties from unrelated parties and one industrial property from a related party during the period April 17, 1998 through November 6, 1998. The combined purchase price of the 70 industrial properties acquired by the Operating Partnership totaled approximately $102.0 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties. The combined purchase price of the four industrial properties acquired by the Other Real Estate Partnerships totaled approximately $7.2 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties. The 70 industrial properties acquired by the Operating Partnership and the four industrial properties acquired by the Other Real Estate Partnerships are described below and were funded with either or a combination of working capital, the issuance of limited partnership units in the Operating Partnership (the "Units"), preferred capital contributions from the general partner, the assumption of secured debt, borrowings under the Operating Partnership's $300 million unsecured revolving credit facility and the issuance of other unsecured debt. The Operating Partnership and the Other Real Estate Partnerships will operate the facilities as industrial rental property.

         On September 28, 1998, the Operating Partnership, through a limited liability company in which the Operating Partnership is the sole member, entered into a joint venture arrangement (the "September 1998 Joint Venture") with an institutional investor to invest in industrial properties. Two limited liability companies in which the Operating Partnership is the sole member, will own a 10% equity interest in the September 1998 Joint Venture and will provide property and asset management services to the September 1998 Joint Venture. The September 1998 Joint Venture acquired 104 industrial properties from unrelated parties and seven industrial properties from the Operating Partnership during the period October 9, 1998 through November 6, 1998. The combined purchase price of the 111 industrial properties acquired totaled approximately $171.0 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties. The 111 industrial properties acquired by the September 1998 Joint Venture are described below and were funded with cash capital contributions made by the partners of the September 1998 Joint Venture and the assumption and issuance of secured debt. The September 1998 Joint Venture will operate these facilities as industrial rental property.


PROPERTIES ACQUIRED BY THE OPERATING PARTNERSHIP AND THE OTHER REAL ESTATE
PARTNERSHIPS:

* On May 19, 1998, the Operating Partnership purchased a 56,400 square foot light industrial property located in Arlington Heights, Illinois. The purchase price for the property was approximately $1.7 million. The property was purchased from Dynasty Property Group, an Illinois general partnership.

* On May 21, 1998, the Operating Partnership purchased five light industrial properties and four research and development/flex properties totaling 135,662 square feet located in St. Petersburg, Florida. The aggregate purchase price for these properties was approximately $7.3 million. The properties were purchased from Gandy/275 Associates, a Florida general partnership.

* On June 10, 1998, the Other Real Estate Partnerships purchased an 88,000 square foot regional warehouse property located in Des Moines, Iowa for approximately $1.9 million. The property was purchased from Jared R. Johnson and Elaine E. Johnson.

* On June 23, 1998, the Operating Partnership purchased a 292,471 square foot light industrial property located in Denver, Colorado from a firm in which an officer of the Operating Partnership owned a 12.08% interest. The purchase price for the property was approximately $12.2 million which was funded with $8.1 million in cash and the issuance of 132,109 Units valued at $4.1 million. The property was purchased from Pacifica Bryant Warehouse, LLC, a Colorado limited liability company. Rental history had not commenced as of the date of purchase.

* On June 30, 1998, the Operating Partnership purchased an 84,760 square foot light industrial property located in Skokie, Illinois. The purchase price for the property was approximately $2.6 million. The property was purchased from 3 Com Corporation. This property was owner occupied prior to the date of purchase.

* On July 7, 1998, the Operating Partnership purchased one light industrial property, one bulk warehouse property and one regional warehouse property totaling 347,056 square feet located in Conyers, Georgia. The aggregate purchase price for these properties was approximately $9.9 million. The properties were purchased from Robert Pattillo Properties, Inc., a Georgia corporation.

* On July 16, 1998, the Other Real Estate Partnerships purchased a 44,427 square foot research and development/flex property located in Tampa, Florida from a firm in which an officer and an employee of the Operating Partnership owned a 77.5% interest. The purchase price for the property was approximately $3.2 million which was funded with $.6 million in cash, the assumption of $2.6 million of debt and the issuance of 1,190 Units valued at $0.03 million. The property was purchased from TK-SV, Ltd.

* On August 14, 1998, the Operating Partnership purchased two light industrial properties totaling 87,462 square feet located in Phoenix, Arizona. The aggregate purchase price for these properties was approximately $5.0 million. The properties were purchased from Orsett/40th Street and I & 10 Limited Partnership. Rental history commenced on September 1, 1997.

* On August 18, 1998, the Operating Partnership purchased a 50,338 square foot light industrial property located in Port Washington, New York. The purchase price for the property was approximately $2.5 million.
     The property was purchased from Seaview Harbor Associates.

* On August 31, 1998, the Operating Partnership purchased 34 light industrial properties and two research and development/flex properties totaling 856,516 square feet located in Portland, Oregon. The aggregate purchase price for these properties was approximately $44.5 million which was funded with $28.5 million in cash, the assumption of $2.3 million in debt and the issuance of 455,483 Units valued at $13.7 million. The properties were purchased from D.W. Sivers Company, Sivers Investment Partnership, Dennis
     W. Sivers, Sivers Family Real Property, L.L.C. and Wendell C. Sivers Marital Trust.

* On September 30, 1998, the Other Real Estate Partnerships purchased two light industrial properties totaling 50,900 square feet located in Aston, Pennsylvania. The aggregate purchase price for these properties was approximately $2.1 million. The properties were purchased from Richard C. DeSantis and Paul C. Steelman, individually and as co-partners t/a Richard DeSantis Developers.

* On September 30, 1998, the Operating Partnership purchased a 121,400 square foot bulk warehouse property located in Lavergne, Tennessee. The purchase price for the property was approximately $1.5 million. The property was purchased from AMTROL, Inc., a Rhode Island corporation. Rental history had not commenced as of the date of purchase.

* On October 13, 1998, the Operating Partnership purchased a 41,800 square foot bulk warehouse property located in Romulus, Michigan. The purchase price for the property was approximately $1.3 million. The property was purchased from Airborne Express Corporation. This property was owner occupied prior to the date of purchase.

* On October 21, 1998, the Operating Partnership purchased a 52,329 square foot light industrial property located in Hauppauge, New York. The purchase price for the property was approximately $2.3 million which was funded with $2.3 million in cash and the issuance of 1,650 Units valued at $.04 million. The property was purchased from 275 Corpark Associates Company, a New York partnership.

* On October 30, 1998, the Operating Partnership purchased a 20,000 square foot light industrial property located in Dayton, Ohio. The purchase price for the property was approximately $0.7 million which was funded with $.3 million in cash and the issuance of 13,704 Units valued at $.4 million. The property was purchased from Trottwood Industrial Park, an Ohio general partnership.

* On November 5, 1998, the Operating Partnership purchased nine light industrial properties and three research and development/flex properties totaling 291,168 square feet located in Richland Hills, Texas. The aggregate purchase price for these properties was approximately $10.5 million which was funded with $7.7 million in cash, the assumption of $1.3 million in debt and the issuance of 60,000 Units valued at $1.5 million. The properties were purchased from Priscilla Ann Hodges, Leland A. Hodges, III, Margery Lynn Hodges Berry and Four Star Investments, Inc.


PROPERTIES ACQUIRED BY THE SEPTEMBER 1998 JOINT VENTURE:

* On October 9, 1998, the September 1998 Joint Venture purchased 61 industrial properties totaling 2,856,388 square feet. Of the 61 industrial properties purchased, 47 properties are located in Houston, Texas; three properties are located in McAllen, Texas; two properties are located in Indianapolis, Indiana; two properties are located in Irving, Texas; two properties are located in Nashville, Tennessee; one property is located in Tampa, Florida; one property is located in Milwaukee, Wisconsin; one property is located in Bolingbrook, Illinois; one property is located in Des Plaines, Illinois; and one property is located in Romulus, Michigan. The aggregate purchase price for these properties was approximately $94.8 million. Fifty-nine of the 61 industrial properties were purchased from Investors Equity Fund, Inc./162516 Canada, Inc.; Investors Equity Fund, Inc./168065 Canada, Inc.; Investors Equity Fund, Inc./167098 Canada, Inc.; Investors Equity Fund, Inc.; KIRKWOOD Tech Associates, Ltd.; Greenbriar III Associates, Ltd.; Jameel Warehouses, Inc.; Rockley Road Properties, Inc.; AXXA, L.L.C.; 34th Street Building, Ltd.; Pinemont-Hempstead Associates I, Ltd.; Pinemont-Hempstead Associates II, Ltd.; 11421 Todd Road Limited Partnership; East Warehouse, L.L.C.; Houston Industrial Warehouses, L.L.C.; Industrial Partners, L.L.C.; TMC Properties, L.L.C., a New Jersey limited liability company; Merit 1995 Industrial Portfolio Limited Partnership, a Texas limited partnership; Guion Road Associates, Inc.; Southwest Centre, a Texas general partnership; MMC Capital Corp.; BVT Acorn Distribution Center, Ltd., a Tennessee limited partnership; APPC Metroplex Investors 1984, Ltd., L.P.; and Stair Realty, a Florida joint venture. Two of the 61 industrial properties were purchased from the Operating Partnership.

* On October 23, 1998, the September 1998 Joint Venture acquired six industrial properties totaling 859,136 square feet. Of the six industrial properties purchased, three properties are located in Wichita, Kansas; one property is located in Addison, Illinois; one property is located in Aston, Pennsylvania; and one property is located in Louisville, Kentucky. The aggregate purchase price for these properties was approximately $20.0 million. The properties were purchased from Realco Investments; A.S. Industrial Properties; Aston Investments; and Starker Services, Inc.

* On November 6, 1998, the September 1998 Joint Venture purchased 44 industrial properties totaling 1,442,842 square feet. Of the 44 industrial properties purchased, 26 properties are located in Fort Worth, Texas; ten properties are located in McAllen, Texas; five properties are located in Ann Arbor, Michigan; one property is located in Clearwater, Florida; one property is located in Deer Park, New York; and one property is located in Cherry Hills, New Jersey. The aggregate purchase price for these properties was approximately $56.2 million. Thirty-nine of the 44 industrial properties were purchased from Midway Brazos Partners, Ltd., O.P. Leonard. Jr.; Louise Leonard Keffler; Leonard Properties, et al; Virginia Leonard Marital Trust; BMP Joint Venture, a Texas joint venture; 1016 Partnership, a Texas general partnership; Sally Elaine Wilson, individually, as Independent Executor of the Estate of Darrell L. Wilson (deceased) and as Testamentary Trustee under the Last Will and Testament of Darrell L. Wilson (deceased) and Phillip Hunke; Corridor Commercial Center Associates, a Florida general partnership; Wilson Partnership, a Texas general partnership; Gilbert King and Kenneth Katzman, as Executors under the Last Will and Testament of Jerome Krinsky; and C.H.O.C.K. Associates, a New Jersey general partnership. Five of the 44 industrial properties were purchased from the Operating Partnership.

                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements:

                    Combined Historical Statements of Revenues and Certain Expenses for the 1998 Acquisition B Properties - Unaudited.

                    Combined Historical Statements of Revenues and Certain Expenses for the 1998 Acquisition II Properties and Notes thereto with Independent Accountant's report dated December 31, 1998.


         (b)      Pro Forma Financial Information:

                    Pro Forma Balance Sheet as of September 30, 1998.

                    Pro Forma Statement of Operations for the Nine Months Ended September 30, 1998.

                    Pro Forma Statement of Operations for the Year Ended December 31, 1997.


         (c)      Exhibits.

         Exhibits Number            Description
         ---------------            -----------
                  23                Consent of PricewaterhouseCoopers LLP,
                                    Independent Accountants

                          INDEX TO FINANCIAL STATEMENTS
                          -----------------------------



                                                                                        PAGE
                                                                                        ----

1998 ACQUISITION B PROPERTIES
-----------------------------

     Combined Historical Statements of Revenues and Certain Expenses for the
     1998 Acquisition B Properties for the Nine Months Ended September 30, 1998
     and the Year Ended December 31, 1997- Unaudited....................................  6

 1998 ACQUISITION I PROPERTIES
 -----------------------------

     Report of Independent Accountants..................................................  7

     Combined Historical Statements of Revenues and Certain Expenses for the
     1998 Acquisition II Properties for the Nine Months Ended September 30, 1998
     (Unaudited) and for the Year Ended December 31, 1997...............................  8

     Notes to Combined Historical Statements of Revenues and Certain Expenses...........  9-10

PRO FORMA FINANCIAL INFORMATION
-------------------------------

     Pro Forma Balance Sheet as of September 30, 1998...................................  11

     Pro Forma Statement of Operations for the Nine Months Ended September 30, 1998.....  12-13

     Notes to Pro Forma Financial Statements............................................  14-17

     Pro Forma Statement of Operations for the Year Ended December 31, 1997.............  18-19

     Notes to Pro Forma Financial Statement.............................................  20-24

                          1998 ACQUISITION B PROPERTIES
         COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


          The Combined Historical Statements of Revenues and Certain Expenses as shown below, present the summarized results of operations of 18 of 74 industrial properties acquired (of which 17 properties were acquired from unrelated parties and one property was acquired from a related party) during the period April 17, 1998 through November 6, 1998 (collectively, the "1998 Acquisition B Properties") by First Industrial, L.P. (the "Operating Partnership"). The Combined Historical Statement of Revenues and Certain Expenses for the Nine Months Ended September 30, 1998 includes operations only for the periods for which the properties were not owned by the Operating Partnership. These statements are exclusive of 48 properties (the "1998 Acquisition II Properties") acquired by the Operating Partnership which have been audited and are included elsewhere in this Form 8-K/A No. 1, four properties acquired by partnerships in which the Operating Partnership has a 99% limited partnership interest, two properties occupied by the previous owner prior to acquisition and two properties in which rental history had not commenced prior to the date of purchase.

          The 1998 Acquisition B Properties were acquired for an aggregate purchase price of approximately $29.4 million and have an aggregate gross leaseable area of 749,252 square feet. A description of each property is included in Item 5.

                                                         FOR THE NINE                 FOR THE
                                                         MONTHS ENDED                YEAR ENDED
                                                      SEPTEMBER 30, 1998         DECEMBER 31, 1997
                                                          (UNAUDITED)               (UNAUDITED)
                                                     ----------------------     ---------------------
Revenues:
   Rental Income.................................    $               1,556      $              2,677
   Tenant Recoveries and Other Income............                      401                       786
                                                     ----------------------     ---------------------
        Total Revenues...........................                    1,957                     3,463
                                                     ----------------------     ---------------------

Expenses:
   Real Estate Taxes.............................                      311                       567
   Repairs and Maintenance.......................                       89                       152
   Property Management...........................                       64                       116
   Utilities.....................................                       15                        23
   Insurance.....................................                       15                        37
   Other.........................................                       13                        22
                                                     ---------------------      ---------------------
         Total Expenses..........................                      507                       917
                                                     ----------------------     ---------------------
Revenues in Excess of Certain Expenses...........    $               1,450      $              2,546
                                                     ======================     =====================


                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Partners of First Industrial, L.P.


          We have audited the accompanying combined historical statement of revenues and certain expenses of the 1998 Acquisition II Properties as described in Note 1 for the year ended December 31, 1997. This financial statement is the responsibility of the 1998 Acquisition II Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

          We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          The accompanying combined historical statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A No. 1 dated November 6, 1998 of First Industrial, L.P. and is not intended to be a complete presentation of the 1998 Acquisition II Properties' revenues and expenses.

          In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the 1998 Acquisition II Properties for the year ended December 31, 1997 in conformity with generally accepted accounting principles.








                                                      PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
December 31, 1998

                         1998 ACQUISITION II PROPERTIES
         COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)



                                                         FOR THE NINE
                                                         MONTHS ENDED                 FOR THE
                                                       SEPTEMBER 30, 1998             YEAR ENDED
                                                           (UNAUDITED)            DECEMBER 31, 1997
                                                      ----------------------    ---------------------
Revenues:
   Rental Income..................................   $               3,524      $               5,782
   Tenant Recoveries and Other Income.............                     305                        606
                                                     ----------------------     ---------------------
        Total Revenues............................                   3,829                      6,388
                                                     ----------------------     ---------------------
 Expenses:
   Real Estate Taxes..............................                     420                        682
   Repairs and Maintenance........................                     107                        189
   Property Management............................                      67                         83
   Utilities......................................                      44                         89
   Insurance......................................                      42                         51
   Other..........................................                      23                         30
                                                     ----------------------     ---------------------
         Total Expenses...........................                     703                      1,124
                                                     ----------------------     ---------------------
 Revenues in Excess of Certain Expenses...........   $               3,126      $               5,264
                                                     ======================     =====================




    The accompanying notes are an integral part of the financial statements.

                         1998 ACQUISITION II PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


1.       BASIS OF PRESENTATION.

          The Combined Historical Statements of Revenues and Certain Expenses (the "Statements") combined the results of operations of 48 industrial properties acquired by First Industrial, L.P. (the "Operating Partnership") during the period April 17, 1998 through November 6, 1998 (the "1998 Acquisition II Properties").

          The 1998 Acquisition II Properties were acquired for an aggregate purchase price of approximately $55.0 million.


                                                               SQUARE
                                           # OF                 FEET                      DATE                DATE RENTAL
        METROPOLITAN AREA               PROPERTIES           (UNAUDITED)                ACQUIRED            HISTORY COMMENCED
        ---------------------           ------------  --------------------------    ----------------        -----------------
        Portland, Oregon                         36                     856,516     August 31, 1998          January 1, 1997
        Richland Hills, Texas                    12                     291,168     November 5, 1998         January 1, 1997
                                        ------------  --------------------------
                                                 48                   1,147,684
                                        ============  ==========================


          The unaudited Combined Historical Statement of Revenues and Certain Expenses for the nine months ended September 30, 1998 includes the operations only for those periods for which the properties were not owned by the Operating Partnership and reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

          The Statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 1998 Acquisition II Properties that may not be comparable to the expenses expected to be incurred in their proposed future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

          In order to conform with generally accepted accounting principles, management, in preparation of the Statements, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.


Revenue and Expense Recognition
          The Statements have been prepared on the accrual basis of accounting.

          Rental income is recorded when due from tenants based upon lease terms. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease.

                         1998 ACQUISITION II PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


3.       FUTURE RENTAL REVENUES

          The 1998 Acquisition II Properties are leased to tenants under net, semi-net and gross operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 1997 are approximately as follows:


                                                      1998
                                                 Acquisition II
                                                   Properties
                                                -----------------

                           1998                 $          4,763
                           1999                            4,167
                           2000                            3,162
                           2001                            2,491
                           2002                            1,884
                           Thereafter                      5,128
                                                -----------------
                           Total                $         21,595
                                                =================



                             FIRST INDUSTRIAL, L.P.
                             PRO FORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998
                             (DOLLARS IN THOUSANDS)




                                                First             1998              1998
                                             Industrial,       Acquisition      Acquisition
                                                 L.P.             B(1)             II(1)
                                                 Inc.          Properties        Properties
                                             (Historical)     (Historical)      (Historical)
                                              Note 2 (a)       Note 2 (b)        Note 2 (c)
                                            ---------------   --------------    -------------
ASSETS
  Assets:
    Investment in Real Estate:
      Land................................$      330,611     $         641     $       1,586
      Buildings and Improvements..........     1,831,145             3,634             8,986
      Furniture, Fixtures and Equipment...         1,358               ---               ---
      Construction in Progress............         6,054               ---               ---
      Less: Accumulated Depreciation......      (133,258)              ---               ---
                                            ---------------   --------------    -------------
        Net Investment in Real Estate.....     2,035,910             4,275            10,572

    Investment in Other Real Estate
     Partnerships.....                           342,789               ---               ---
    Investment in Joint Venture...........           ---               ---               ---
    Cash and Cash Equivalents.............         2,602            (3,894)           (7,698)
    Restricted Cash.......................         2,138               ---               ---
    Tenant Accounts Receivable, Net.......         9,254               ---               ---
    Deferred Rent Receivable..............         9,680               ---               ---
    Deferred Financing Costs,  Net........        10,514               ---               ---
    Prepaid Expenses and Other Assets,   .
     Net..................................        62,751               ---               ---
                                            -------------      ------------     -------------
        Total Assets......................$    2,475,638     $         381     $       2,874
                                            =============      ============     =============

LIABILITIES AND PARTNERS' CAPITAL
  Liabilities:
    Mortgage Loans Payable................$       65,125     $         ---     $       1,348
    Senior Unsecured Debt, Net............       948,572               ---               ---
    Acquisition Facilities Payable........       128,800               ---               ---
    Accounts Payable and Accrued Expenses.        64,409               ---               ---
    Rents Received in Advance and Security
     Deposits.............................        17,760               ---               ---
    Distributions Payable.................        23,735               ---               ---
                                            -------------      ------------     -------------
        Total Liabilities.................     1,248,401               ---             1,348
                                            =============      ============     =============

  Commitments and Contingencies...........           ---               ---               ---

   Partners' Capital:
    General Partner Preferred Units.......       336,990               ---               ---
    General Partner Units.................       702,728               ---               ---
    Limited Partner Units.................       187,519               381             1,526
                                            -------------      ------------     -------------
        Total Partners' Capital...........     1,227,237               381             1,526
                                            =============      ============     =============
         Total Liabilities and Partners'
          Capital........                 $    2,475,638     $         381     $       2,874
                                            =============      ============     =============




                                              September
                                                1998
                                                Joint
                                               Venture
                                                Sale                            First
                                             Properties       Pro Forma      Industrial,
                                             (Historical)    Adjustments         L.P.
                                             Note 2 (d)      Note 2 (e)       Pro Forma
                                             ------------    ------------    --------------
ASSETS
  Assets:
    Investment in Real Estate:
      Land................................   $     (5,085)   $       ---     $      327,753
      Buildings and Improvements..........        (28,812)           ---          1,814,953
      Furniture, Fixtures and Equipment...            ---            ---              1,358
      Construction in Progress............            ---            ---              6,054
      Less: Accumulated Depreciation......            ---            ---           (133,258)
                                              ------------    ------------    -------------
        Net Investment in Real Estate.....        (33,897)           ---          2,016,860

    Investment in Other Real Estate
     Partnerships.....                                ---            ---            342,789
    Investment in Joint Venture...........            ---          3,420              3,420
    Cash and Cash Equivalents.............         33,897        (24,907)               ---
    Restricted Cash.......................            ---            ---              2,138
    Tenant Accounts Receivable, Net.......            ---            ---              9,254
    Deferred Rent Receivable..............            ---            ---              9,680
    Deferred Financing Costs,  Net........            ---            ---             10,514
    Prepaid Expenses and Other Assets,   .
     Net..................................            ---            ---             62,751
                                              ------------    ------------    -------------
        Total Assets......................   $        ---    $   (21,487)    $    2,457,406
                                              ============    ============    =============

LIABILITIES AND PARTNERS' CAPITAL
  Liabilities:
    Mortgage Loans Payable................   $        ---    $       ---     $       66,473
    Senior Unsecured Debt, Net............            ---            ---            948,572
    Acquisition Facilities Payable........            ---        (21,487)           107,313
    Accounts Payable and Accrued Expenses.            ---            ---             64,409
    Rents Received in Advance and Security
     Deposits.............................            ---            ---             17,760
    Distributions Payable.................            ---            ---             23,735
                                              ------------    ------------    -------------
        Total Liabilities.................            ---        (21,487)         1,228,262
                                              ------------    ------------    -------------

  Commitments and Contingencies...........            ---            ---                ---

   Partners' Capital:
    General Partner Preferred Units.......            ---            ---            336,990
    General Partner Units.................            ---            ---            702,728
    Limited Partner Units.................            ---            ---            189,426
                                              ------------    ------------    -------------
        Total Partners' Capital...........            ---            ---          1,229,144
                                              ------------    ------------    -------------
         Total Liabilities and Partners'
          Capital........                    $        ---    $   (21,487)    $    2,457,406
                                              ============    ============    =============



The accompanying notes are an integral part of the pro forma financial statement.

                             FIRST INDUSTRIAL, L.P.
                        PRO FORMA STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
              (DOLLARS IN THOUSANDS, EXCEPT UNIT AND PER UNIT DATA)

                                                                        1998              1998           1998
                                                      First          Acquisition      Acquisition     Acquisition
                                                   Industrial,            A                I               B
                                                       L.P.          Properties        Properties     Properties
                                                   (Historical)     (Historical)      (Historical)    (Historical)      Subtotal
                                                    Note 3 (a)       Note 3 (b)        Note 3 (c)     Notes 3 (d)     Carry forward
                                                  ---------------   --------------    -------------   ------------    --------------

REVENUES:
  Rental Income................................   $      173,540    $       990       $     6,619     $     1,556     $     182,705
  Tenant Recoveries and Other Income...........           39,956            478             1,164             401            41,999
                                                  ---------------   --------------    -------------   ------------    --------------
        Total Revenues.........................          213,496          1,468             7,783           1,957           224,704
                                                  ---------------   --------------    -------------   ------------    --------------

EXPENSES:
  Real Estate Taxes............................           35,320            478             1,077             311            37,186
  Repairs and Maintenance......................            9,991             18               606              89            10,704
  Property Management..........................            8,543             13               272              64             8,892
  Utilities....................................            5,758              3               134              15             5,910
  Insurance....................................              596             12                58              15               681
  Other........................................            2,965              1                68              13             3,047
  General and Administrative...................            9,830            ---               ---             ---             9,830
  Interest.....................................           49,401            ---               ---             ---            49,401
  Amortization of Interest Rate Protection
   Agreements and Deferred Financing Costs.....              610            ---               ---             ---               610
  Depreciation and Other Amortization..........           39,804            ---               ---             ---            39,804
                                                  ---------------   --------------    -------------   ------------    --------------
         Total Expenses........................          162,818            525             2,215             507           166,065
                                                  ---------------   --------------    -------------   ------------    --------------

  Income from Operations Before Equity in
   Income of Other Real Estate Partnerships
   and Loss in Equity of Joint Venture.........           50,678            943             5,568           1,450            58,639
  Equity in Income of Other Real Estate
   Partnerships................................           21,489            ---               ---             ---            21,489
  Loss in Equity of Joint Venture..............              ---            ---               ---             ---               ---
                                                  ---------------   --------------    -------------   ------------    --------------
  Income from Operations.......................           72,167            943             5,568           1,450            80,128
  Gain on Sales of Properties, Net.............              692            ---               ---             ---               692
                                                  ---------------   --------------    -------------   ------------    --------------
  Income Before Cumulative Effect of Change
   in Accounting Principle.....................           72,859            943             5,568           1,450            80,820
  Less: Preferred Unit Distributions...........          (19,458)           ---               ---             ---           (19,458)
                                                  ---------------   --------------    -------------   ------------    --------------
  Income Before Cumulative Effect of Change
   in Accounting Principle Available to
   Unitholders.................................   $       53,401    $       943       $     5,568     $     1,450     $      61,362
                                                  ===============   ==============    =============   ============    ==============

  Income Before Cumulative Effect of Change
   in Accounting Principle Available to
   Unitholders Per Weighted Average Unit
   Outstanding:
   Basic (43,749,712 for September 30, 1998)...  $          1.22
                                                 ================
   Diluted (43,984,978 for September 30, 1998)   $          1.21
                                                 ================
  Pro Forma Income Before Cumulative Effect
   of Change in Accounting Principle Available
   to Unitholders Per Weighted Average Unit
   Outstanding:
   Basic (45,076,236 for September 30, 1998,
   pro forma)..................................
   Diluted (45,311,502 for September 30, 1998,
   pro forma)..................................



The accompanying notes are an integral part of the pro forma financial statement.


                             FIRST INDUSTRIAL, L.P.
                        PRO FORMA STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
              (DOLLARS IN THOUSANDS, EXCEPT UNIT AND PER UNIT DATA)

                                                                  1998            September
                                                               Acquisition       1998 Joint
                                                                   II           Venture Sale                           First
                                               Subtotal        Properties        Properties        Pro Forma        Industrial,
                                                Carry         (Historical)      (Historical)      Adjustments          L.P.
                                               Forward         Note 3 (e)        Note 3 (f)        Note 3 (g)        Pro Forma
                                            ---------------   ----------------  --------------    -------------    --------------
REVENUES:
  Rental Income............................ $      182,705    $      3,524      $      (1,282)    $       ---      $      184,947
  Tenant Recoveries and Other Income.......         41,999             305               (190)            ---              42,114
                                            ---------------   --------------    --------------    -------------    --------------
        Total Revenues.....................        224,704           3,829             (1,472)            ---             227,061
                                            ---------------   --------------    --------------    -------------    --------------

EXPENSES:
  Real Estate Taxes........................         37,186             420               (185)            ---              37,421
  Repairs and Maintenance..................         10,704             107                (35)            ---              10,776
  Property Management......................          8,892              67                (45)            ---               8,914
  Utilities................................          5,910              44                (19)            ---               5,935
  Insurance................................            681              42                 (3)            ---                 720
  Other....................................          3,047              23                ---             ---               3,070
  General and Administrative...............          9,830             ---                ---             ---               9,830
  Interest.................................         49,401             ---                ---           6,279              55,680
  Amortization of Interest Rate Protection
   Agreements and Deferred Financing Costs.            610             ---                ---             ---                 610
  Depreciation and Other Amortization......         39,804             ---                ---           2,488              42,292
                                            ---------------   --------------      --------------  -------------    --------------
         Total Expenses....................        166,065             703               (287)          8,767             175,248
                                            ---------------   --------------      --------------  -------------    --------------
  Income from Operations Before Equity in
   Income of Other Real Estate Partnerships
   and Loss in Equity of Joint Venture.....         58,639           3,126             (1,185)         (8,767)             51,813
  Equity in Income of Other Real Estate
   Partnerships............................         21,489             ---                ---             976              22,465
  Loss in Equity of Joint Venture..........            ---             ---                ---             (24)                (24)
                                            ---------------   --------------      --------------  -------------    --------------
  Income from Operations...................         80,128           3,126             (1,185)         (7,815)             74,254
  Gain on Sales of Properties, Net.........            692             ---                ---             ---                 692
                                            ---------------   --------------      --------------  -------------    ----------------
  Income Before Cumulative Effect of Change
   in Accounting Principle.................         80,820           3,126             (1,185)         (7,815)            74,946
  Less: Preferred Unit Distributions.......        (19,458)            ---                ---          (2,238)           (21,696)
                                            ===============   ==============      ==============  =============    ================
  Income Before Cumulative Effect of Change
   in Accounting Principle Available to
   Unitholders............................. $       61,362    $      3,126        $    (1,185)    $   (10,053)     $      53,250
                                            ===============   ==============      ==============  =============    ================

  Income Before Cumulative Effect of Change
   in Accounting Principle Available to
   Unitholders Per Weighted Average Unit
   Outstanding:
   Basic (43,749,712 for September 30, 1998)...
   Diluted (43,984,978 for September 30, 1998)
  Pro Forma Income Before Cumulative Effect
   of Change in Accounting Principle Available
   to Unitholders Per Weighted Average Unit
   Outstanding:
   Basic (45,076,236 for September 30, 1998,
   pro forma)..................................                                                                    $          1.18
                                                                                                                   ================
   Diluted (45,311,502 for September 30, 1998,                                                                     $          1.18
   pro forma)..................................                                                                    ================




                         The accompanying notes are an integral part of the pro forma financial statement.


                             FIRST INDUSTRIAL, L.P.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.           BASIS OF PRESENTATION.

          First Industrial, L.P. (the "Operating Partnership") was organized as a limited partnership in the state of Delaware on November 23, 1993. The sole general partner of the Operating Partnership is First Industrial Realty Trust, Inc. (the "Company") with an approximate 83.8% ownership interest at September 30, 1998.

          Since the filing of the Operating Partnership's Form 8-K dated April 6, 1998, as amended by the report on Form 8-K/A No. 1 filed on June 16, 1998, the Operating Partnership acquired 69 industrial properties from unrelated parties and one industrial property from a related party during the period April 17, 1998 through November 6, 1998 and partnerships in which the Operating Partnership owns a 99% limited partnership interest (the "Other Real Estate Parternships") purchased three industrial properties from unrelated parties and one industrial property from a related party during the period April 17, 1998 through November 6, 1998. The combined purchase price of the 70 industrial properties acquired by the Operating Partnership totaled approximately $102.0 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties. The combined purchase price of the four industrial properties acquired by the Other Real Estate Partnerships totaled approximately $7.2 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties. The 70 industrial properties acquired by the Operating Partnership and the four industrial properties acquired by the Other Real Estate Partnerships were funded with either or a combination of working capital, the issuance of limited partnership units in the Operating Partnership (the "Units"), preferred capital contributions from the general partner, the assumption of secured debt, borrowings under the Operating Partnership's $300 million unsecured revolving credit facility (the "1997 Unsecured Acquisition Facility") and the issuance of other unsecured debt. The Operating Partnership and the Other Real Estate Partnerships will operate the facilities as industrial rental property.

          On September 28, 1998, the Operating Partnership, through a limited liability company in which the Operating Partnership is the sole member, entered into a joint venture arrangement (the "September 1998 Joint Venture") with an institutional investor to invest in industrial properties. Two limited liability companies in which the Operating Partnership is the sole member, will own a 10% equity interest in the September 1998 Joint Venture and will provide property and asset management services to the September 1998 Joint Venture. The September 1998 Joint Venture acquired 104 industrial properties from unrelated parties and seven industrial properties (the "September 1998 Joint Venture Sale Properties") from the Operating Partnership during the period October 9, 1998 through November 6, 1998. The combined purchase price of the 111 industrial properties acquired totaled approximately $171.0 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties. The 111 industrial properties acquired by the September 1998 Joint Venture were funded with cash capital contributions made by the partners of the September 1998 Joint Venture and the assumption and issuance of secured debt. The September 1998 Joint Venture will operate these facilities as industrial rental property.

          The accompanying unaudited pro forma balance sheet and unaudited pro forma statement of operations for the Operating Partnership reflect the historical financial position of the Operating Partnership as of September 30, 1998, the historical operations of the Operating Partnership for the period January 1, 1998 through September 30, 1998, adjusted by the acquisition of 30 properties (the "1998 Acquisition A Properties") and 111 properties (the "1998 Acquisition I Properties") during the period January 1, 1998 through April 16, 1998 which are reported on Form 8-K/A No. 1 dated April 6, 1998, the acquisition of 18 properties (the "1998 Acquisition B Properties") and 48 properties (the "1998 Acquisition II Properties") acquired and the sale of the September 1998 Joint Venture Sale Properties during the period April 17, 1998 through November 6, 1998 reported on this Form 8-K/A No. 1 dated November 6, 1998 and the Operating Partnership's 99% equity interest in the operations of 24 industrial properties purchased by the other Real Estate Partnerships during the period January 1, 1998 through November 6, 1998 and the Operating Partnership's 10% equity interest in the September 1998 Joint Venture.

          The accompanying unaudited pro forma balance sheet as of September 30, 1998 has been prepared as if the properties acquired and sold subsequent to September 30, 1998 had been acquired or sold, respectively, on September 30, 1998, the Operating Partnership's 10% equity interest in the September 1998 Joint Venture acquired after September 30, 1998 had been acquired on September 30, 1998 and the assumption of $1.3 million of secured debt had occurred on September 30, 1998.

                             FIRST INDUSTRIAL, L.P.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS

          The accompanying unaudited pro forma statement of operations for the nine months ended September 30, 1998 has been prepared as if the properties acquired subsequent to December 31, 1997 had been acquired on either January 1, 1997 or the lease commencement date if the property was developed, the sale of the September 1998 Joint Venture Sale Properties had been sold on January 1, 1997 and as if the Operating Partnership's 10% equity interest in the September 1998 Joint Venture and the Operating Partnership's 99% equity interest in the operations of 24 industrial properties purchased by the Other Real Estate Partnerships during the period January 1, 1998 through November 6, 1998 had been acquired on January 1, 1997. In addition, the unaudited pro forma statement of operations is prepared as if the assumption of $8.7 million of secured debt, the issuance on March 31, 1998 of $100 million of unsecured debt bearing interest at 6.5% which matures on April 5, 2011 (the "2011 Drs."), the issuance on July 14, 1998 of $200 million of unsecured debt bearing interest at 7.60% which matures on July 15, 2028 (the "2028 Notes"), the issuance on February 4, 1998 of the 7.95% Series D Preferred Units (the "Series D Preferred Capital Contribution") and the issuance on March 18, 1998 of the 7.90% Series E Preferred Units (the "Series E Preferred Capital Contribution") and the issuance on April 23, 1998 of 1,112,644 general partnership units in the Operating Partnership (the "April 1998 Capital Contribution") had been completed on January 1, 1997.

          The unaudited pro forma balance sheet is not necessarily indicative of what the Operating Partnership's financial position would have been as of September 30, 1998 had the transactions been consummated as described above, nor does it purport to present the future financial position of the Operating Partnership. The unaudited pro forma statement of operations is not necessarily indicative of what the Operating Partnership's results of operations would have been for the nine months ended September 30, 1998 had the transactions been consummated as described above, nor does it purport to present the future results of operations of the Operating Partnership.


2.       BALANCE SHEET PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - SEPTEMBER 30,
         1998

(a) The historical balance sheet reflects the financial position of the Operating Partnership as of September 30, 1998 as reported in the Operating Partnership's Form 10-Q for the quarter ended September 30, 1998.

(b) Represents the 1998 Acquisition B Properties and a property that was owner occupied prior to the date of purchase that were acquired subsequent to September 30, 1998 (the "1998 Acquisition B(1) Properties") as if the acquisitions had occurred on September 30, 1998. The 1998 Acquisition B(1) Properties were acquired for approximately $4.3 million in the aggregate which was funded with $3.8 million in cash and the issuance of 15,354 Units valued at $.5 million.

(c) Represents the 1998 Acquisition II Properties that were acquired subsequent to September 30, 1998 (the "1998 Acquisition II(1) Properties") as if the acquisitions had occurred on September 30, 1998. The 1998 Acquisition II(1) Properties were acquired for approximately $10.5 million in the aggregate which was funded with $7.7 million in cash, the assumption of $1.3 million of secured debt and the issuance of 60,000 Units valued at $1.5 million.

(d) Represents the September 1998 Joint Venture Sale Properties sold by the Operating Partnership to the September 1998 Joint Venture subsequent to September 30, 1998 as if the sales had occurred on September 30, 1998. The sale of the September 1998 Joint Venture Sale Properties resulted in sales proceeds of approximately $33.9 million, approximately the Operating Partnership's book value of such assets.

(e) Represents the adjustments needed to present the pro forma balance sheet as of September 30, 1998 as if borrowings and repayments subsequent to September 30, 1998 under the 1997 Unsecured Acquisition Facility, due to the acquisitions and sales disclosed above, had occurred on September 30, 1998 and as if the Operating Partnership's 10% equity interest in the September 1998 Joint Venture of approximately $3.4 million had been acquired on September 30, 1998.

                             FIRST INDUSTRIAL, L.P.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS

3. STATEMENT OF OPERATIONS PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - SEPTEMBER 30, 1998

(a) The historical operations reflect the operations of the Operating Partnership for the period January 1, 1998 through September 30, 1998 as reported in the Operating Partnership's Form 10-Q for the quarter ended September 30, 1998.

(b) The historical operations reflect the operations of the 1998 Acquisition A Properties for the period January 1, 1998 through their respective acquisition dates.

(c) The historical operations reflect the operations of the 1998 Acquisition I Properties for the period January 1, 1998 through their respective acquisition dates.

(d) The historical operations reflect the operations of the 1998 Acquisition B Properties for the period January 1, 1998 through the earlier of September 30, 1998 or their respective acquisition dates.

(e) The historical operations reflect the operations of the 1998 Acquisition II Properties for the period January 1, 1998 through the earlier of September 30, 1998 or their respective acquisition dates.

(f) The historical operations reflect the operations of five of the September 1998 Joint Venture Sale Properties for the period May 22, 1998 through September 30, 1998, one of the September 1998 Joint Venture Sale Properties for the period June 11, 1998 through September 30, 1998 and one of the September 1998 Joint Venture Sale Properties for the period July 25, 1998 through September 30, 1998.

(g) In conjunction with the acquisition of the 1998 Acquisition I Properties, the Operating Partnership assumed a $2.5 million mortgage loan (the "Acquisition Mortgage Loan IV"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan IV for the pro forma period as if such indebtedness was outstanding beginning January 1, 1997.

          In conjunction with the acquisition of the 1998 Acquisition B Properties, the Operating Partnership assumed a $2.6 million mortgage loan (the "Acquisition Mortgage Loan V"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan V for the pro forma period as if such indebtedness was outstanding beginning January 1, 1997.

          In conjunction with the acquisition of the 1998 Acquisition II Properties, the Operating Partnership assumed a $1.0 million mortgage loan (the "Acquisition Mortgage Loan VI"), a $1.3 million mortgage loan (the "Acquisition Mortgage Loan VII") and a $1.3 million mortgage loan (the "Acquisition Mortgage Loan VIII"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan VI, the Acquisition Mortgage Loan VII and the Acquisition Mortgage Loan VIII for the pro forma period as if such indebtedness was outstanding beginning January 1, 1997.

          The interest expense adjustment reflects an increase in the acquisition facility borrowings at the 30-day London Interbank Offered Rate ("LIBOR") plus .8% for borrowings under the 1997 Unsecured Acquisition Facility for the assumed earlier purchase of the 1998 Acquisition A Properties, the 1998 Acquisition I Properties, the 1998 Acquisition B Properties and the 1998 Acquisition II Properties offset by the interest savings related to the assumed repayment of $560.2 million of acquisition facility borrowings on January 1, 1997 from the proceeds of the issuance of the 2011 Drs., the 2028 Notes, the Series D Preferred Capital Contribution and Series E Preferred Capital Contribution, the April 1998 Capital Contribution and the proceeds from the sale of the September 1998 Joint Venture Sale Properties as if such properties were sold on January 1, 1997 and also reflects an increase in interest expense due to the issuance of the 2011 Drs. and the 2028 Notes as if such unsecured debt was outstanding as of January 1, 1997.

                             FIRST INDUSTRIAL, L.P.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS

                                                                      (Dollars in thousands)
 Interest expense related to the Acquisition Mortgage Loan IV, the
     Acquisition Mortgage Loan V, the Acquisition Mortgage Loan VI,
     the Acquisition Mortgage Loan VII and the Acquisition Mortgage
     Loan VIII as if such indebtedness was outstanding as of January
     1, 1997...........................................................      $   422

 Interest expense related to the assumed earlier borrowings under the
     1997 Unsecured Acquisition Facility...............................       11,360

 Interest expense related to the issuance of the 2011 Drs. and the
     2028 Notes as if such debt was outstanding as of January 1, 1997..        9,723

 Interest savings due to the assumed repayment of $560.2 million of acquisition facility borrowings on January 1, 1997 from the proceeds of the issuance of the 2011 Drs., the 2028 Notes, the
     Series D Preferred Capital Contribution, the Series E Preferred
     Capital Contribution, the April 1998 Capital Contribution and
     the proceeds from the sale of the 1998 Joint Venture Sale
     Properties .......................................................      (15,226)
                                                                           ---------
         Net Pro Forma Interest Adjustment.............................    $   6,279
                                                                           =========


The depreciation and amortization adjustments reflect the charges for the 1998 Acquisition A Properties, the 1998 Acquisition I Properties, the 1998 Acquisition B Properties and the 1998 Acquisition II Properties from January 1, 1998 through the earlier of their respective acquisition date or September 30, 1998 as if such properties were acquired on January 1, 1997.

The equity in income of the other real estate partnerships adjustment reflects the Operating Partnership's 99% limited partnership equity interest in the operations of 16 properties acquired by First Industrial Indianapolis, L.P., five properties acquired by First Industrial Financing Partnership, L.P., two properties acquired by First Industrial Pennsylvania Partnership, L.P. and one property acquired by TK-SV, Ltd. during the period January 1, 1998 through November 6, 1998 as if such acquisitions had occurred on January 1, 1997.

The pro forma loss in equity of joint venture adjustment (presented below) reflects the Operating Partnership's 10% equity interest in the operations of 111 properties acquired by the September 1998 Joint Venture during the period October 9, 1998 through November 6, 1998 as if such acquisitions and their respective operations had commenced on January 1, 1997.

                                            September 1998
                                            Joint Venture
                                             (Dollars in
                                              thousands)
                                         ---------------------

  Total Revenues........................ $            14,203

  Total Expenses........................             (14,447)
                                         ---------------------
  Net Loss.............................. $              (244)
                                         =====================
  Pro Forma Loss in Equity
    of Joint Venture.................... $               (24)
                                         =====================


The preferred unit distribution adjustment reflects preferred distributions attributable to the units issued in conjunction with the Series D Preferred Capital Contribution and the Series E Preferred Capital Contribution as if such units were outstanding as of January 1, 1997.

                             FIRST INDUSTRIAL, L.P.
                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
              (DOLLARS IN THOUSANDS, EXCEPT UNIT AND PER UNIT DATA)

                                                               1997          1997          1998          1998
                                                 First      Acquisition   Acquisition   Acquisition   Acquisition
                                              Industrial,        A             I             A             I
                                                 L.P.       Properties    Properties    Properties    Properties      Subtotal
                                              (Historical)  (Historical)  (Historical)  (Historical)  (Historical)     Carry
                                              Note 2 (a)    Note 2 (b)    Note 2 (c)    Note 2 (d)    Note 2 (e)      forward
                                             -------------  ------------  ------------  ------------  ------------  -------------
REVENUES:
  Rental Income............................ $     77,204    $     7,319   $   51,228    $    5,885    $    22,095   $    163,731
  Tenant Recoveries and Other Income.......       21,362          1,969        9,093         2,536          3,602         38,562
                                             -------------  ------------  ------------  ------------  ------------  -------------
        Total Revenues.....................       98,566          9,288       60,321         8,421         25,697        202,293
                                             -------------  ------------  ------------  ------------  ------------  -------------

EXPENSES:
  Real Estate Taxes........................       16,970          2,072        7,746         2,562          3,598         32,948
  Repairs and Maintenance..................        3,772            352        4,958           227          2,050         11,359
  Property Management......................        3,789            265        2,149           150            696          7,049
  Utilities................................        2,723            103        1,777            92            420          5,115
  Insurance................................          249             87          615            50            216          1,217
  Other....................................        1,680              4          243            14             97          2,038
  General and Administrative...............        5,820            ---          ---           ---            ---          5,820
  Interest.................................       25,099            ---          ---           ---            ---         25,099
  Amortization of Interest Rate Protection
   Agreements and Deferred Financing Costs.          369            ---          ---           ---            ---            369
  Depreciation and Other Amortization......       15,873            ---          ---           ---            ---         15,873
                                             -------------  ------------  ------------  ------------  ------------  -------------
         Total Expenses....................       76,344          2,883       17,488         3,095          7,077        106,887
                                             -------------  ------------  ------------  ------------  ------------  -------------
  Income from Operations Before Equity in
   Income of Other Real Estate Partnerships,
   Loss in Equity of Joint Venture and
   Disposition of Interest Rate Protection
   Agreement...............................       22,222          6,405       42,833         5,326         18,620        95,406
  Equity in Income of Other Real Estate
   Partnerships............................       31,297            ---          ---           ---            ---        31,297
  Loss in Equity of Joint Venture..........          ---            ---          ---           ---            ---           ---
  Disposition of Interest Rate Protection
  Agreement...............................         4,038            ---          ---           ---            ---         4,038
                                             ------------   ------------  ------------  ------------  -------------  ------------
  Income from Operations...................       57,557          6,405       42,833         5,326         18,620       130,741
  Gain on Sales of Properties, Net.........          728            ---          ---           ---            ---           728
                                            ------------    ------------  ------------  ------------  ------------  -------------
  Income Before Extraordinary Loss.........       58,285          6,405       42,833         5,326         18,620       131,469
  Less: Preferred Unit Distributions.......       (7,936)           ---          ---           ---            ---        (7,936)
                                            ------------    ------------  ------------  ------------  ------------  -------------
  Income Before Extraordinary Loss
   Available to Unitholders................ $     50,349    $     6,405   $   42,833    $    5,326    $    18,620   $   123,533
                                            ============    ============  ============  ============  ============  =============

  Income Before Extraordinary Loss
    Available to Unitholders Per
    Weighted Average Unit Outstanding:
    Basic (35,681,562 for December
    31, 1997.........................       $      1.41
                                            ============
    Diluted (35,987,248 for December
    31, 1997.........................       $      1.40
                                            ============
  Pro Forma Income Before Extraordinary
    Loss Available to Unitholders Per
    Weighted Average Unit Outstanding:
    Basic (44,781,196 for December 31,
    1997, pro forma)..................
    Diluted (45,016,462 for December 31,
    1997, pro forma)...................




                         The accompanying notes are an integral part of the pro forma financial statement.

                             FIRST INDUSTRIAL, L.P.
                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
              (DOLLARS IN THOUSANDS, EXCEPT UNIT AND PER UNIT DATA)

                                                       1998          1998
                                                    Acquisition   Acquisition
                                                         B            II                          First
                                        Subtotal    Properties    Properties     Pro Forma     Industrial,
                                         Carry      (Historical)  (Historical)  Adjustments       L.P.
                                        forward     Note 2(f)      Note 2(g)     Note 2(h)      Pro Forma
                                      ------------  ------------  ------------  -------------  ------------
REVENUES:
  Rental Income......................$    163,731  $     2,677   $      5,782   $       ---    $   172,190
  Tenant Recoveries and Other
   Income............................      38,562          786            606           ---         39,954
                                      ------------  ------------  ------------   ------------   -----------
     Total Revenues..................     202,293        3,463          6,388           ---        212,144
                                      ------------  ------------  ------------   ------------   -----------
EXPENSES:
  Real Estate Taxes..................      32,948          567            682           ---         34,197
  Repairs and Maintenance............      11,359          152            189           ---         11,700
  Property Management................       7,049          116             83           ---          7,248
  Utilities..........................       5,115           23             89           ---          5,227
  Insurance..........................       1,217           37             51           ---          1,305
  Other..............................       2,038           22             30           ---          2,090
  General and Administrative.........       5,820          ---            ---           ---          5,820
  Interest...........................      25,099          ---            ---        24,945         50,044
  Amortization of Interest Rate
   Protection Agreements and
   Deferred Financing Costs..........         369          ---            ---           ---            369
  Depreciation and Other
   Amortization......................      15,873          ---            ---        19,536         35,409
                                      ------------  ------------  ------------   ------------   -----------
     Total Expenses..................     106,887          917          1,124        44,481        153,409
                                      ------------  ------------  ------------   ------------   -----------
  Income from Operations Before
   Equity in Income of Other Real
   Estate Partnerships, Loss in
   Equity of Joint Venture and
   Disposition of Interest Rate
   Protection Agreement..............      95,406        2,546          5,264       (44,481)        58,735
  Equity in Income of Other Real
   Estate Partnerships...............      31,297          ---            ---         3,781         35,078
  Loss in Equity of Joint Venture....         ---          ---            ---          (131)          (131)
  Disposition of Interest Rate
   Protection Agreement..............       4,038          ---            ---           ---          4,038
                                      ------------  ------------  -------------  ------------   -----------
  Income from Operations.............     130,741        2,546          5,264       (40,831)        97,720
  Gain on Sales of Properties, Net...         728          ---            ---           ---            728
                                      ------------  ------------  ------------   ------------   -----------
  Income Before Extraordinary Loss...     131,469        2,546          5,264       (40,831)        98,448
  Less: Preferred Unit Distributions       (7,936)         ---            ---       (20,992)       (28,928)
                                      ------------  ------------  ------------   ------------   -----------
  Income Before Extraordinary Loss
   Available to Unitholders..........$    123,533  $     2,546   $      5,264   $   (61,823)   $    69,520
                                      ============  ============  ============   ============   ===========

  Income Before Extraordinary Loss
   Available to Unitholders Per Weighted
   Average Unit Outstanding:
   Basic (35,681,562 for December
   31, 1997).........................
   Diluted (35,987,248 for December 31,
   1997).............................
  Pro Forma Income Before Extraordinary
   Loss Available to Unitholders Per
   Weighted Average Unit Outstanding:
   Basic (44,781,196 for December 31,
   1997, pro forma)..................                                                          $      1.55
                                                                                                ===========
   Diluted (45,016,462 for December 31,
   1997, pro forma)..................                                                          $      1.54
                                                                                                ===========

          The accompanying notes are an integral part of the pro forma financial statement.

                             FIRST INDUSTRIAL, L.P.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.        BASIS OF PRESENTATION.

          First Industrial, L.P. (the "Operating Partnership") was organized as a limited partnership in the state of Delaware on November 23, 1993. The sole general partner of the Operating Partnership is First Industrial Realty Trust, Inc. (the "Company") with an approximate 83.3% ownership interest at December 31, 1997.

          Since the filing of the Operating Partnership's Form 8-K dated April 6, 1998, as amended by the report on Form 8-K/A No.1 filed on June 16, 1998, the Operating Partnership acquired 69 industrial properties from unrelated parties and one industrial property from a related party during the period April 17, 1998 through November 6, 1998 and partnerships in which the Operating Partnership owns a 99% limited partnership interest (the "Other Real Estate Parternships") purchased three industrial properties from unrelated parties and one property from a related party during the period April 17, 1998 through November 6, 1998. The combined purchase price of the 70 industrial properties acquired by the Operating Partnership totaled approximately $102.0 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties. The combined purchase price of the four industrial properties acquired by the Other Real Estate Partnerships totaled approximately $7.2 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties. The 70 industrial properties acquired by the Operating Partnership and the four industrial properties acquired by the Other Real Estate Partnerships were funded with either or a combination of working capital, the issuance of limited partnership units in the Operating Partnership (the "Units"), preferred capital contributions from the general partner, the assumption of secured debt, borrowings under the Operating Partnership's $300 million unsecured revolving credit facility (the "1997 Unsecured Acquisition Facility") and the issuance of other unsecured debt. The Operating Partnership and the Other Real Estate Partnerships will operate the facilities as industrial rental property.

          On September 28, 1998, the Operating Partnership, through a limited liability company in which the Operating Partnership is the sole member, entered into a joint venture arrangement (the "September 1998 Joint Venture") with an institutional investor to invest in industrial properties. Two limited liability companies in which the Operating Partnership is the sole member, will own a 10% equity interest in the September 1998 Joint Venture and will provide property and asset management services to the September 1998 Joint Venture. The September 1998 Joint Venture acquired 104 industrial properties from unrelated parties and seven industrial properties (the "September 1998 Joint Venture Sale
Properties") from the Operating Partnership during the period October 9, 1998 through November 6, 1998. The combined purchase price of the 111 industrial properties acquired totaled approximately $171.0 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties. The 111 industrial properties acquired by the September 1998 Joint Venture were funded with cash capital contributions made by the partners of the September 1998 Joint Venture and the assumption and issuance of secured debt. The September 1998 Joint Venture will operate these facilities as industrial rental property.

          The accompanying unaudited pro forma statement of operations for the Operating Partnership reflects the historical operations of the Operating Partnership for the period January 1, 1997 through December 31, 1997 adjusted by the acquisition of one property on January 9, 1997 (the "1997 Acquisition Property") which is included in Amendment No. 3 to Form S-3 dated April 30, 1997, the acquisition of nine properties during the period February 1, 1997 through July 14, 1997 (the "Other 1997 Acquisition Properties") reported on Form 8-K/A No. 2 dated June 30, 1997, the acquisition of 23 properties during the period July 15, 1997 through October 31, 1997 (the "1997 Acquisition II Properties") reported on Form 8-K dated October 30, 1997, the acquisition of four properties during the period November 1, 1997 through December 31, 1997 (the "1997 Acquisition IV Properties") reported on Form 8-K/A No. 2 dated December 11, 1997 (collectively, the "1997 Acquisition A Properties"), the acquisition of 39 properties on January 31, 1997 (the "Lazarus Burman Properties") which are included in Amendment No. 3 to Form S-3 dated April 30, 1997, the acquisition of 15 properties (the "Punia Phase I Properties") on June 30, 1997 and 33 properties through December 5, 1997 (the "Punia Phase II Properties" and, together with the Punia Phase I Properties, the "Punia Acquisition Properties") which are reported on Form 8-K/A No.1 dated June 30, 1997, the acquisition of two properties during the period February 1, 1997 through July 14, 1997 (the "1997 Acquisition I Properties") reported on Form 8-K/A No. 2 dated June 30, 1997, the acquisition of 93 properties on October
30, 1997, two properties on December 4, 1997 and 10 properties on January 30, 1998 (together, the "Pacifica Acquisition Properties"), the acquisition of 64 properties on December 9, 1997 (the "Sealy Acquisition Properties") and seven properties on October 17, 1997 (the "1997 Acquisition

                             FIRST INDUSTRIAL, L.P.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

III Properties") which are reported on Form 8-K dated October 30, 1997, the acquisition of 28 properties and one property scheduled to be acquired by March 31, 1998 which closed on July 16, 1998 (the "1997 Acquisition V Properties"), 36 properties (the "1997 Acquisition VI Properties") and eight properties (the "1997 Acquisition VII Properties") during the period November 1, 1997 through December 31, 1997 which are reported on Form 8-K/A No. 1 dated December 11, 1997, the acquisition of three properties during the period November 1, 1997 through December 31, 1997 (the "1997 Acquisition VIII Properties") reported on Form 8-K/A No. 2 dated December 11, 1997 (collectively, the "1997 Acquisition I Properties"), the acquisition of 30 properties (the "1998 Acquisition A Properties") and 111 properties (the "1998 Acquisition I Properties") during the period January 1, 1998 through April 16, 1998 reported on Form 8-K/A No.1 dated April 6, 1998 and the acquisition of 20 properties (the "1998 Acquisition B Properties") and 48 properties (the "1998 Acquisition II Properties") during the period April 17, 1998 through November 6, 1998 reported on this Form 8-K/A No. 1 dated November 6, 1998 and the Operating Partnership's 99% equity interest in the operations of 28 industrial properties purchased by the Other Real Estate Partnerships during the period January 1, 1997 through November 6, 1998 and the Operating Partnership's 10% equity interest in the September 1998 Joint Venture.

          The accompanying unaudited pro forma statement of operations for the year ended December 31, 1997 has been prepared as if the properties acquired subsequent to December 31, 1996 had been acquired on either January 1, 1997 or the lease commencement date if the property was developed and as if the Operating Partnership's 10% equity interest in the September 1998 Joint Venture and the Operating Partnership's 99% equity interest in the operations of 28 industrial properties purchased by the Other Real Estate Partnerships during the period January 1, 1997 through November 6, 1998 had been acquired on January 1, 1997. In addition, the unaudited pro forma statement of operations is prepared as if the assumption of $29.0 million of secured debt, the issuance on May 13, 1997 of $150.0 million of unsecured debt bearing interest at 7.60% which matures on May 15, 2007 (the "2007 Notes"), the issuance on May 13, 1997 of $100.0 million of unsecured debt bearing interest at 7.15% which matures on May 15, 2027 (the "2027 Notes"), the issuance on May 22, 1997 of $100.0 million of unsecured debt bearing interest 7.375% which matures on May 15, 2011 (the "2011 Notes"), the issuance on November 20, 1997 of $50.0 million of unsecured debt bearing interest at 6.90% which matures on November 21, 2005 (the "2005 Notes"), the issuance on December 8, 1997 of $150.0 million of unsecured debt bearing interest at 7.00% which matures December 1, 2006 (the "2006 Notes"), the issuance on December 8, 1997 of $100.0 million of unsecured debt bearing interest at 7.50% which matures on December 1, 2017 (the "2017 Notes"), the issuance on March 31, 1998 of $100 million of unsecured debt bearing interest at 6.50% which matures on April 5, 2011 (the "2011 Drs."), the issuance on July 14, 1998 of $200 million of unsecured debt bearing interest at 7.60% which matures on July 15, 2028 (the "2028 Notes"), the issuance on May 14, 1997 of 8.75% Series B Preferred Units (the "Series B Preferred Capital Contribution"), the issuance on June 6, 1997 of 8.63% Series C Preferred Units (the "Series C Preferred Capital Contribution"), the issuance on February 4, 1998 of 7.95% Series D Preferred Units (the "Series D Preferred Capital Contribution"), the issuance on March 18, 1998 of 7.90% Series E Preferred Units (the "Series E Preferred Capital Contribution"), the issuance on September 16, 1997 of 637,440 general partnership units in the Operating Partnership (the "September 1997 Capital Contribution"), the issuance on October 15, 1997 of 5,400,000 general partnership units in the Operating Partnership (the "October 1997 Capital Contribution") and the issuance on April 23, 1998 of 1,112,644 general partnership units in the Operating Partnership (the "April 1998 Capital Contribution") had been completed on January 1, 1997.

          The unaudited pro forma statement of operations is not necessarily indicative of what the Operating Partnership's results of operations would have been for the year ended December 31, 1997 had the transactions been consummated as described above, nor does it purport to present the future results of operations of the Operating Partnership.


2. STATEMENT OF OPERATIONS PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - DECEMBER 31, 1997

(a) The historical operations reflect income from continuing operations of the Operating Partnership for the period January 1, 1997 through December 31, 1997 as reported on the Operating Partnership's Form 10-K dated March 31, 1998.

(b) The historical operations reflect the operations of the 1997 Acquisition A Properties for the period January 1, 1997 through their respective acquisition dates.

                             FIRST INDUSTRIAL, L.P.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS

(c) The historical operations reflect the operations of the 1997 Acquisition I Properties for the period January 1, 1997 through their respective acquisition dates.

(d) The historical operations reflect the operations of the 1998 Acquisition A Properties for the period January 1, 1997 through December 31, 1997.

(e) The historical operations reflect the operations of the 1998 Acquisition I Properties for the period January 1, 1997 through December 31, 1997.

(f) The historical operations reflect the operations of the 1998 Acquisition B Properties for the period January 1, 1997 through December 31, 1997.

(g) The historical operations reflect the operations of the 1998 Acquisition II Properties for the period January 1, 1997 through December 31, 1997.

(h) In conjunction with the acquisition of the 1997 Acquisition I Properties, the Operating Partnership assumed a $3.8 million mortgage loan (the "LB Mortgage Loan I") and a $.7 million mortgage loan (the "LB Mortgage Loan II"). The interest expense adjustment reflects interest on the LB Mortgage Loan I and the LB Mortgage Loan II for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1997.

        In conjunction with the acquisition of the 1997 Acquisition A Properties, the Operating Partnership assumed a $4.2 million mortgage loan (the "Acquisition Mortgage Loan I") and a $3.6 million mortgage loan (the "Acquisition Mortgage Loan III"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan I and the Acquisition Mortgage Loan III for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1997.

        In conjunction with the acquisition of the 1997 Acquisition I Properties, the Operating Partnership assumed an $8.0 million mortgage loan (the "Acquisition Mortgage Loan II"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan II for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1997.

        In conjunction with the acquisition of the 1998 Acquisition I Properties, the Operating Partnership assumed a $2.5 million mortgage loan (the "Acquisition Mortgage Loan IV"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan IV for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1997.

        In conjunction with the acquisition of the 1998 Acquisition B Properties, the Operating Partnership assumed a $2.6 million mortgage loan (the "Acquisition Mortgage Loan V"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan V for the pro forma period as if such indebtedness was outstanding beginning January 1, 1997.

        In conjunction with the acquisition of the 1998 Acquisition II Properties, the Operating Partnership assumed a $1.0 million mortgage loan (the "Acquisition Mortgage Loan VI"), a $1.3 million mortgage loan (the "Acquisition Mortgage Loan VII") and a $1.3 million mortgage loan (the "Acquisition Mortgage Loan VIII"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan VI, the Acquisition Mortgage Loan VII, and the Acquisition Mortgage Loan VIII for the pro forma period as if such indebtedness was outstanding beginning January 1, 1997.

                             FIRST INDUSTRIAL, L.P.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS

The interest expense adjustment reflects an increase in the acquisition facility borrowings at LIBOR plus 1% for borrowings under the Operating Partnership's $200 million unsecured revolving acquisition facility (the "1996 Unsecured Acquisition Facility") or LIBOR plus .8% for borrowings under the Operating Partnership's 1997 Unsecured Acquisition Facility for the assumed purchase of the 1997 Acquisition A Properties, the 1997 Acquisition I Properties, the 1998 Acquisition A Properties, the 1998 Acquisition I Properties, the 1998 Acquisition B Properties and the 1998 Acquisition II Properties offset by the interest savings related to the assumed repayment of $1.5 billion of acquisition facility borrowings on January 1, 1997 from the proceeds of the issuance of the 2007 Notes, the 2027 Notes, the 2011 Notes, the 2005 Notes, the 2006 Notes, the 2017 Notes, the 2011 Drs., the 2028 Notes, the Series B Preferred Capital Contribution, the Series C Preferred Capital Contribution, the Series D Preferred Capital Contribution, the Series E Preferred Capital Contribution, the September 1997 Capital Contribution, the October 1997 Capital Contribution, the April 1998 Capital Contribution and the proceeds from the sale of the September 1998 Joint Venture Sale Properties as if such properties were sold on January 1, 1997 and also reflects an increase in interest expense due to the issuance of the 2007 Notes, the 2027 Notes, the 2011 Notes, the 2005 Notes, the 2006 Notes, the 2017 Notes, the 2011 Drs. and the 2028 Notes as if such unsecured debt was outstanding as of January 1, 1997.

                                                                        (Dollars in thousands)

 Interest expense related to the LB Mortgage Loan I, the LB Mortgage
    Loan II, the Acquisition Mortgage Loan I, The Acquisition Mortgage
    Loan II, the Acquisition Mortgage Loan III, the Acquisition Mortgage
    Loan IV, the Acquisition Mortgage Loan V, the Acquisition Mortgage
    Loan VI, the Acquisition Mortgage Loan VII and the Acquisition
    Mortgage Loan VIII as if such indebtedness was outstanding as of
    January 1, 1997.....................................................       $ 2,002

 Interest expense related to the assumed earlier borrowings under the
    1996 Unsecured Acquisition Facility and 1997 Unsecured Acquisition
    Facility............................................................        56,226

 Interest expense related to the issuance of the 2007 Notes, the 2027
    Notes, the 2011 Notes, the 2005 Notes, the 2006 Notes, the 2017
    Notes, the 2011 Drs. and the 2028 Notes as if such debt was
    outstanding as of January 1, 1997...................................        51,257

 Interest savings due to the assumed repayment of $1.5 billion of acquisition facility borrowings on January 1, 1997 from the proceeds of the issuance of the 2007 Notes, the 2027 Notes, the 2011 Notes, the 2005 Notes, the 2006 Notes, the 2017 Notes and the 2011 Drs.,
    the 2028 Notes, the Series B Preferred Capital Contribution, the
    Series C Preferred Capital Contribution, the Series D Capital
    Contribution, the Series E Preferred Capital Contribution, the
    September 1997 Capital Contribution, the October 1997 Capital
    Contribution, the April 1998 Capital Contribution and the proceeds
    from the sale of the September 1998 Joint Venture Sale Properties...       (84,540)
                                                                              ---------
          Net Pro Forma Interest Adjustment.............................      $ 24,945
                                                                              =========

The depreciation and amortization adjustment reflects the charges for the 1997 Acquisition A Properties, the 1997 Acquisition I Properties, the 1998 Acquisition A Properties, the 1998 Acquisition I Properties, the 1998 Acquisition B Properties and the 1998 Acquisition II Properties from January 1, 1997 through the earlier of their respective acquisition date or December 31, 1997 and if such properties were acquired on January 1, 1997.

                             FIRST INDUSTRIAL, L.P.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS

The equity in income of other real estate partnerships adjustment reflects the Operating Partnership's 99% limited partnership equity interest in the operations of two properties acquired by First Industrial Pennsylvania Partnership, L.P. and two properties acquired by First Industrial Financing Partnership, L.P. during the period January 1, 1997 through December 31, 1997 and the operations of 16 properties acquired by First Industrial Indianapolis, L.P., five properties acquired by First Industrial Financing Partnership, L.P., two properties acquired by First Industrial Pennsylvania Partnership, L.P. and one property acquired by TK-SV, Ltd. during the period January 1, 1998 through November 6, 1998 as if such acquisitions had occurred on January 1, 1997.

The pro forma loss in equity of joint venture adjustment (presented below) reflects the Operating Partnership's 10% equity interest in the operations of 111 properties acquired by the September 1998 Joint Venture during the period October 9, 1998 through November 6, 1998 as if such acquisitions and their respective operations had commenced on January 1, 1997.


                                             September 1998
                                             Joint Venture
                                              (Dollars in
                                               thousands)
                                             --------------

   Total Revenues........................    $       17,965

   Total Expenses........................           (19,276)
                                             --------------
   Net Loss..............................    $       (1,311)
                                             ==============

   Pro Forma Loss in Equity of Joint
   Venture...............................    $         (131)
                                             ==============


The preferred unit distribution adjustment reflects preferred distributions attributable to the units issued in conjunction with the Series B Preferred Capital Contribution, the Series C Preferred Capital Contribution, the Series D Preferred Capital Contribution and the Series E Preferred Capital Contribution as if such preferred units were outstanding as of January 1, 1997.

                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                         FIRST INDUSTRIAL, L.P.
                         BY: FIRST INDUSTRIAL REALTY TRUST, INC.



January 11, 1999         By:  /s/  Michael J. Havala
                             -------------------------------------------
                                   Michael J. Havala
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Description
-----------       -----------
     23           Consent of PricewaterhouseCoopers LLP,
                  Independent Accountants